UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2022

Hippo Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39711	32-0662604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Forest Avenue

Palo Alto, California 94301

(650) 294-8463

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HIPO	New York Stock Exchange
Warrants to purchase common stock	HIPO.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 1, 2022, Hippo Holdings Inc. (the “Company”) issued a press release announcing its Investor Day to be held on September 6, 2022. A copy of that press release as well as the Investor Day presentation are attached hereto as Exhibits 99.1 and 99.2. A link to the live webcast of Investor Day, along with the Investor Day presentation, will be available on the day of the event on Hippo’s Investor Relations website, https://investors.hippo.com/overview/default.aspx.

The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or subject to the liability of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of the Company with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated September 1, 2022

99.2	Investor Day Presentation dated September 6, 2022

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hippo Holdings Inc.

Date: September 6, 2022	By:	/s/ Stewart Ellis
	Name:	Stewart Ellis
	Title:	Chief Financial Officer